EX-32.1

Certification pursuant to 18 U.S.C. Section 1350

INFe- HUMAN RESOURCES, INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of INFe- Human Resources, Inc. on Form 10-QSB for the period ending May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Arthur Viola, Chief Executive Officer and Principal Financial Officer of INFe- Human Resources, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of INFe-Human Resources, Inc.

/s/    ARTHUR VIOLA

- --------------------

       Arthur Viola

       Chief Executive Officer

       Sole Director

       and Chief Financial Officer

       July 24, 2006